Asbestos	12 Months Ended
Mar. 31, 2019
Text Block [Abstract]
Asbestos
Asbestos
The AFFA was approved by shareholders in February 2007 to provide long-term funding to AICF. For a discussion of the AFFA and the accounting policies utilized by the Company related to the AFFA and AICF, see Note 2.
Asbestos Adjustments
The Asbestos adjustments included in the consolidated statements of operations and comprehensive income comprise the following:

	Years Ended 31 March
(Millions of US dollars)	2019	2018	2017
Change in estimates:
Change in actuarial estimate - asbestos liability	$(73.8)	$(152.1)	$44.7
Change in actuarial estimate - insurance receivable	—	1.2	(8.2)
Change in estimate - AICF claims-handling costs	1.1	(0.5)	2.1
Subtotal - Change in estimates	(72.7)	(151.4)	38.6
Effect of foreign exchange on Asbestos net liabilities	49.5	(5.3)	2.8
(Loss) gain on foreign currency forward contracts	(0.8)	1.4	(1.0)
Adjustments in insurance receivable	2.0	—	—
Asbestos research and education contribution	—	(1.1)	—
Total Asbestos Adjustments	$(22.0)	$(156.4)	$40.4

In December 2017, the Company, AICF and the NSW Government executed an AFFA Amending Deed which in effect excludes the recovery of gratuitous services costs (colloquially referred to as Sullivan v Gordon damages) that arose following the promulgation of the Wrongs (Part VB) (Dust and Tobacco-Related Claims) Regulation 2016 by the State of Victoria. As a result of the amendment, AICF reduced the Asbestos liability by A$56.8 million (US$43.6 million based upon the exchange rate at 31 March 2018) in the third quarter of fiscal year 2018. This adjustment is reflected in Asbestos adjustments in the consolidated statements of operations and comprehensive income during the year ended 31 March 2018.
Actuarial Study; Claims Estimate
AICF commissioned an updated actuarial study of potential asbestos-related liabilities as of 31 March 2019. Based on KPMGA’s assumptions, KPMGA arrived at a range of possible total cash flows and calculated a central estimate, which is intended to reflect a probability-weighted expected outcome of those actuarially estimated future cash flows.
The following table sets forth the central estimates, net of insurance recoveries, calculated by KPMGA as of 31 March 2019:

	Year Ended 31 March 2019
(Millions of US and Australian dollars, respectively)	US$	A$
Central Estimate – Discounted and Inflated	1,325.9	1,868.4
Central Estimate – Undiscounted but Inflated	1,574.3	2,218.5
Central Estimate – Undiscounted and Uninflated	993.3	1,399.8

The asbestos liability has been revised to reflect the most recent undiscounted and uninflated actuarial estimate prepared by KPMGA as of 31 March 2019.
In estimating the potential financial exposure, KPMGA has made a number of assumptions, including, but not limited to, assumptions related to the total number of claims that are reasonably estimated to be asserted through 2072, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type, the age of the claimant and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements.
Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, as well as the extent to which the above named entities will contribute to the overall settlements, the actual liability could differ materially from that which is currently recorded.
The potential range of costs as estimated by KPMGA is affected by a number of variables such as nil settlement rates, peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defense and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims.
A sensitivity analysis performed by KPMGA to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. The sensitivity analysis performed in the actuarial report is specifically in regards to the discounted but inflated central estimate and the undiscounted but inflated central estimate. This analysis shows that the discounted (but inflated) central estimates could be in a range of A$1.4 billion (US$1.0 billion) to A$3.1 billion (US$2.2 billion). The undiscounted (but inflated) estimates could be in a range of A$1.6 billion (US$1.1 billion) to A$3.9 billion (US$2.8 billion) as of 31 March 2019. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made.
During fiscal year 2019, mesothelioma claims reporting activity was favorable compared to actuarial expectations and the prior corresponding period. One of the more significant assumptions is the estimated peak period of mesothelioma disease claims, which was assumed to have occurred during the period 1 April 2014 through 31 March 2017. In fiscal year 2018, KPMGA formed the view that the increases in the mesothelioma claims reporting seen in recent years was a permanent effect, and therefore increased the projected number of future mesothelioma claims at 31 March 2018. The revised KPMGA modeling approach for mesothelioma claims considered the claimant’s age which resulted in a higher number of projected claims, partially offset by a reduction in projected average claim size.
At 31 March 2019, KPMGA has formed the view that although the mix of claimants by age was slightly favorable relative to expectations, at this time it is too early to reflect changes to the valuation adjustments given that 2018/2019 was the first year of the new model. However, changes to the valuation assumptions may be necessary in future periods should mesothelioma claims reporting escalate or decline.
Potential variation in the estimated peak period of claims has an impact much greater than the other assumptions used to derive the discounted central estimate. In performing the sensitivity assessment of the estimated incidence pattern reporting for mesothelioma, if the pattern of incidence was shifted by two years, the central estimate could increase by approximately 19% on a discounted basis.
Claims Data
The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

	For the Years Ended 31 March
	2019	2018	2017	2016	2015
Number of open claims at beginning of period	336	352	426	494	466
Number of new claims	568	562	557	577	665
Number of closed claims	572	578	631	645	637
Number of open claims at end of period	332	336	352	426	494
Average settlement amount per settled claim	A$262,108	A$253,431	A$223,535	A$248,138	A$254,209
Average settlement amount per case closed	A$234,156	A$217,038	A$167,563	A$218,900	A$217,495

Average settlement amount per settled claim	US$191,236	US$196,093	US$168,300	US$182,763	US$222,619
Average settlement amount per case closed	US$170,842	US$167,934	US$126,158	US$161,229	US$190,468

Under the terms of the AFFA, the Company has rights of access to actuarial information produced for AICF by the actuary appointed by AICF, which is currently KPMGA. The Company’s disclosures with respect to claims statistics are subject to it obtaining such information, however, the AFFA does not provide the Company an express right to audit or otherwise require independent verification of such information or the methodologies to be adopted by the approved actuary. As such, the Company relies on the accuracy and completeness of the information provided by AICF to the approved actuary and the resulting information and analysis of the approved actuary when making disclosures with respect to claims statistics.
Asbestos-Related Assets and Liabilities
The Company has included on its consolidated balance sheets the asbestos-related assets and liabilities of AICF under the terms of the AFFA. These amounts are detailed in the table below, and the net total of these asbestos-related assets and liabilities is referred to by the Company as the “Net AFFA Liability.”

	31 March
(Millions of US dollars)	2019	2018
Asbestos liability – current	$(110.5)	$(114.1)
Asbestos liability – non-current	(979.1)	(1,101.0)
Asbestos liability – Total	(1,089.6)	(1,215.1)
Insurance receivable – current	7.5	5.1
Insurance receivable – non-current	43.7	52.8
Insurance receivable – Total	51.2	57.9
Workers’ compensation asset – current	2.0	2.1
Workers’ compensation asset – non-current	25.8	28.8
Workers’ compensation liability – current	(2.0)	(2.1)
Workers’ compensation liability – non-current	(25.8)	(28.8)
Workers’ compensation – Total	—	—
Other net liabilities	(2.1)	(2.2)
Restricted cash and cash equivalents of AICF	39.8	26.6
Restricted short-term investments of AICF	17.7	38.4
Net Unfunded AFFA liability	$(983.0)	$(1,094.4)
Deferred income taxes – non-current	349.3	382.9
Income tax payable	25.3	21.1
Net Unfunded AFFA liability, net of tax	$(608.4)	$(690.4)

The following is a detailed rollforward of the Net Unfunded AFFA liability, net of tax, for the year ended 31 March 2019:

(Millions of US dollars)	Asbestos Liability	Insurance Receivables	Restricted Cash and Investments	Other Assets and Liabilities	Net Unfunded AFFA Liability	Deferred Tax Assets	Income Tax Payable	Net Unfunded AFFA Liability, net of tax
Opening Balance - 31 March 2018	$(1,215.1)	$57.9	$65.0	$(2.2)	$(1,094.4)	$382.9	$21.1	$(690.4)
Asbestos claims paid[1]	107.6	—	(107.6)	—	—	—	—	—
Payment received in accordance with AFFA[2]	—	—	103.0	—	103.0	—	—	103.0
AICF claims-handling costs incurred (paid)	1.2	—	(1.2)	—	—	—	—	—
AICF operating costs paid - non claims-handling	—	—	(1.5)	—	(1.5)	—	—	(1.5)
Change in actuarial estimate	(73.9)	—	—	—	(73.9)	—	—	(73.9)
Change in claims handling cost estimate	1.1	—	—	—	1.1	—	—	1.1
Impact on deferred income tax due to change in actuarial estimate	—	—	—	—	—	21.2	—	21.2
Insurance recoveries	—	(2.5)	4.8	—	2.3	—	—	2.3
Movement in income tax payable	—	—	—	—	—	(26.0)	5.2	(20.8)
Other movements	—	—	1.6	—	1.6	(0.2)	(0.3)	1.1
Effect of foreign exchange	89.5	(4.2)	(6.6)	0.1	78.8	(28.6)	(0.7)	49.5
Closing Balance - 31 March 2019	$(1,089.6)	$51.2	$57.5	$(2.1)	$(983.0)	$349.3	$25.3	$(608.4)

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1	Claims paid of US$107.6 million reflects A$147.5 million converted at the average exchange rate for the period based on the assumption that these transactions occurred evenly throughout the period.

2
The payment received in accordance with AFFA of US$103.0 million reflects the US dollar equivalent of the A$138.4 million payment, translated at the exchange rate set five days before the day of payment.

AICF Funding
We anticipate that we will make a contribution of approximately US$100.9 million to AICF on 1 July 2019. This amount represents 35% of our free cash flow which is equivalent to our operating cash flows of US$287.6 million plus an adjustment of US$0.8 million, resulting in free cash flow of US$288.4 million for fiscal year 2019, as defined by the AFFA.

The following table summarizes the AICF contributions during the fiscal years 2019, 2018 and 2017:

Payment Date	Payment Amount A$ Millions	Payment Amount US$ Millions	Operating Cash flow US$ Millions	Free Cash Flow US$ Millions
2 July 2018	138.4	103.0	295.0	294.2
3 July 2017	135.1	102.2	292.1	292.1
1 July 2016	120.7	91.1	260.4	260.4
Restricted Short-Term Investments
In July 2017, AICF invested A$100.0 million of its excess cash in time deposits. During the year ended 31 March 2018, A$50.0 million of these time deposits matured and were reclassified to Restricted cash and cash equivalents - Asbestos on the consolidated balance sheet. During the year ended 31 March 2019, the remaining time deposits of A$50.0 million matured and were reclassified to Restricted cash and cash equivalents - Asbestos on the consolidated balance sheets.

In July 2018, AICF invested A$120.0 million of its excess cash in time deposits. During the year ended 31 March 2019, A$95.0 million of these time deposits matured and were classified to Restricted cash and cash equivalents - Asbestos on the consolidated balance sheet. The remaining time deposits of A$25.0 million (US$17.7 million, based on the exchange rate at 31 March 2019) bear a fixed interest rate of 2.5% and mature on 31 May 2019. These time deposits are reflected within Restricted short-term investments - Asbestos on the consolidated balance sheet as of 31 March 2019 and have been classified as available-for-sale. At 31 March 2019, AICF’s short-term investments were revalued resulting in a mark-to-market fair value adjustment of nil.
AICF – NSW Government Secured Loan Facility
AICF may borrow, subject to certain conditions, up to an aggregate amount of A$320.0 million (US$227.1 million, based on the exchange rate at 31 March 2019). The AICF Loan Facility is available to be drawn for the payment of claims through 1 November 2030, at which point, all outstanding borrowings must be repaid. Borrowings made under the AICF Loan Facility are classified as current, as AICF intends to repay the debt within one year.
At 31 March 2019 and 2018, AICF had an outstanding balance under the AICF Loan Facility of nil.
To the extent the NSW Government sources funding for the AICF Loan Facility from the Commonwealth of Australia (the “Commonwealth”), the interest rate on the AICF Loan Facility is calculated by reference to the cost of NSW’s borrowings from the Commonwealth for that purpose, being calculated with reference to the Commonwealth Treasury fixed coupon bond rate for a period determined as appropriate by the Commonwealth.
To the extent that NSW’s source of funding is not from the Commonwealth, the interest rate on drawings under the AICF Loan Facility is calculated as (i) during the period to (but excluding) 1 May 2020, a yield percent per annum calculated at the time of the first drawdown of the AICF Loan Facility by reference to the NSW Treasury Corporation’s 6% 1/05/2020 Benchmark Bonds, (ii) during the period after 1 May 2020, a yield percent per annum calculated by reference to NSW Treasury Corporation bonds on issue at that time and maturing in 2030, or (iii) in any case, if the relevant bonds are not on issue, a yield percent per annum in respect of such other source of funding for the AICF Loan Facility determined by the NSW Government in good faith to be used to replace those bonds, including any guarantee fee payable to the Commonwealth in respect of the bonds (where the bonds are guaranteed by the Commonwealth) or other source of funding.
Under the AICF Loan Facility, the Former James Hardie Companies each guarantee the payment of amounts owed by AICF and AICF’s performance of its obligations under the AICF Loan Facility. Each Obligor has granted the NSW Government a security interest in certain property including cash accounts, proceeds from insurance claims, payments remitted by the Company to AICF and contractual rights under certain documents including the AFFA. Each Obligor may not deal with the secured property until all amounts outstanding under the AICF Loan Facility are paid, except as permitted under the terms of the security interest.
Under the terms of the AICF Loan Facility, each Obligor must, upon receipt of proceeds from insurance claims and payments remitted by the Company under the AFFA, apply all of such proceeds in repayment of amounts owing under the AICF Loan Facility. NSW may, at its sole discretion, waive or postpone (in such manner and for such period as it determines) the requirement for the Obligors to apply proceeds of insurance claims and payments remitted by the Company to repay amounts owed under the AICF Loan Facility to ensure AICF has sufficient liquidity to meet its future cash flow needs.
The Obligors are subject to certain operating covenants under the AICF Loan Facility and the terms of the security interest, including, without limitation, (i) positive covenants relating to providing corporate reporting documents, providing particular notifications and complying with the terms of the AFFA, and (ii) negative covenants restricting them from voiding, cancelling, settling, or adversely affecting existing insurance policies, disposing of assets and granting security to secure any other financial indebtedness, other than in accordance with the terms and conditions of the AICF Loan Facility.
Upon an event of default, NSW may cancel the commitment and declare all amounts outstanding as immediately due and payable. The events of default include, without limitation, failure to pay or repay amounts due in accordance with the AICF Loan Facility, breach of covenants, misrepresentation, cross default by an Obligor and an adverse judgment (other than a personal asbestos or Marlew claim) against an Obligor.